EXHIBIT 32.1

                             FARO Technologies, Inc.
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify, based on my knowledge, that the Annual Report on Form 10-K, for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the FARO Technologies, Inc..


      /S/ Simon Raab
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      Simon Raab, Chief Executive Officer

                                                                  March 18, 2004


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